SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
               ___________________________________
                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE AT OF 1934



Date of Report (Date of earliest event reported):  November 19, 1999




                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


     KANSAS                  0-28936                 48-1008593
(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                           No.)


  11301 Nall Avenue, Leawood, Kansas                   66211
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (913) 451-8050



                               None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On August 9, 1999 Gold Banc Corporation, Inc. ("Gold Banc") entered into an Agreement and Plan of Merger to acquire Union Bankshares, Ltd., a Delaware corporation ("Union Bankshares"). Attached hereto as Exhibits 99.1 and 99.2 are certain financial statements of Union Bankshares.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBITS NO.        DESCRIPTION

        23.1      Consent of Independent Certified Public Accountants.

        99.1      Union Bankshares, Ltd. Consolidated Financial
                  Statements for the Years Ended December 31, 1998, 1997 and 1996 with Report of Independent Certified Public Accountants.

        99.2 Union Bankshares, Ltd. Consolidated Balance Sheet as of September 30, 1999 (unaudited); Consolidated Statements of Income and Cash Flows for the Nine Months Ended September 30, 1999 and 1998
                  (unaudited).






                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 1999.
                                        GOLD BANC CORPORATION, INC.


                                        By:  /s/ J. Craig Peterson
                                             J. Craig Peterson,
                                             Chief Financial Officer